UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2007

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32922	05-0569368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 South 2nd Street
Pekin, IL	61554
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 347-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On March 21, 2007, Aventine Renewable Energy Holdings, Inc. (the “Company”) issued a press release announcing the pricing of its previously announced offering of $300 million aggregate principal amount of senior unsecured notes due 2017 to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and outside the United States only to non-U.S. persons under Regulation S of the Securities Act of 1933.

A copy of the Company’s press release, dated March 21, 2007, announcing the pricing of the offering is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired — Not Applicable

(b)           Pro forma financial information — Not Applicable

(d)                                 Exhibits

Exhibit No.	Description
99.1

Press release, dated March 21, 2007, issued by Aventine Renewable Energy Holdings, Inc, announcing the pricing of its offering of $300 million aggregate principal amount of senior unsecured notes due 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 22, 2007

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ William J. Brennan
William J. Brennan
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1

Press release, dated March 21, 2007, issued by Aventine Renewable Energy Holdings, Inc, announcing the pricing of its offering of $300 million aggregate principal amount of senior unsecured notes due 2017.